                    SCHEDULE 14A INFORMATION
   Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934
                        (Amendment No.  )

Filed by the Registrant [X]
Filed by a party other than the Registrant [ ]
Check the appropriate box:
[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to 'SS'240.14a-12

             Insured Municipal Income Fund Inc.
..................................................................
     (Name of Registrant as Specified In Its Charter)


..................................................................
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):
[X]  No fee required
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1) Title of each class of securities to which transaction applies:


     ..........................................................................

     (2)  Aggregate number of securities to which transaction applies:


     ..........................................................................

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):


     ..........................................................................

     (4) Proposed maximum aggregate value of transaction:


     ..........................................................................

     (5)  Total fee paid:


     ..........................................................................

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

          (1) Amount Previously Paid:


          .....................................................................

          (2) Form, Schedule or Registration Statement No.:


          .....................................................................

          (3) Filing Party:


          .....................................................................

          (4) Date Filed:


          .....................................................................

                       INSURED MUNICIPAL INCOME FUND INC.
                                ----------------
                                   NOTICE OF
                         ANNUAL MEETING OF SHAREHOLDERS
                                 JULY 18, 2002
                                ----------------

TO THE SHAREHOLDERS:

    The annual meeting of shareholders of Insured Municipal Income Fund Inc. (the 'Fund') will be held on July 18, 2002 at 10:00 a.m., Eastern time, at 51 West 52nd Street, 16th Floor, New York, New York 10019-6114 for the following purposes:

    MATTERS TO BE VOTED UPON BY ALL SHAREHOLDERS:

        (1) To elect ten (10) directors to serve until the annual meeting of shareholders in 2003, or until their successors are elected and qualified; and

        (2) To transact such other business as may properly come before the meeting or any adjournment thereof.

    MATTERS TO BE VOTED UPON ONLY BY HOLDERS OF AUCTION PREFERRED SHARES:

        (3) To elect two (2) directors to serve until the annual meeting of shareholders in 2003, or until their successors are elected and qualified.

    You are entitled to vote at the meeting and any adjournments thereof if you owned Fund shares at the close of business on May 17, 2002. If you attend the meeting, you may vote your shares in person. IF YOU DO NOT EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED POSTAGE PAID ENVELOPE.

                                          By order of the board of directors,

                                          AMY R. DOBERMAN
                                          Secretary

May 31, 2002
51 West 52nd Street
New York, New York 10019-6114

                             YOUR VOTE IS IMPORTANT
                       NO MATTER HOW MANY SHARES YOU OWN

      PLEASE INDICATE YOUR VOTING INSTRUCTIONS ON THE ENCLOSED PROXY CARD, DATE AND SIGN IT, AND RETURN IT IN THE POSTAGE PAID ENVELOPE PROVIDED. If you sign, date and return the proxy card but give no voting instructions, your shares will be voted 'FOR' the nominees for director for which you are entitled to cast a vote named in the attached proxy statement and 'FOR' all other proposals noticed above. IN ORDER TO AVOID THE ADDITIONAL EXPENSE TO THE FUND OF FURTHER SOLICITATION, WE ASK YOUR COOPERATION IN MAILING IN YOUR PROXY CARD PROMPTLY.

                      INSTRUCTIONS FOR SIGNING PROXY CARDS

    The following general guidelines for signing proxy cards may be of assistance to you and avoid the time and expense to the Fund in validating your vote if you fail to sign your proxy card properly.

    1. INDIVIDUAL ACCOUNTS: Sign your name exactly as it appears in the registration on the proxy card.

    2. JOINT ACCOUNTS: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card.

    3. ALL OTHER ACCOUNTS: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

                 REGISTRATION                              VALID SIGNATURE
                 ------------                              ---------------
Corporate Accounts
    (1) ABC Corp..............................      ABC Corp.
                                                    John Doe, Treasurer
    (2) ABC Corp..............................      John Doe, Treasurer
    (3) ABC Corp. c/o John Doe, Treasurer.....      John Doe
    (4) ABC Corp. Profit Sharing Plan.........      John Doe, Trustee

Partnership Accounts
    (1) The XYZ Partnership...................      Jane B. Smith, Partner
    (2) Smith and Jones, Limited
        Partnership...........................      Jane B. Smith, General Partner

Trust Accounts
    (1) ABC Trust Account.....................      Jane B. Doe, Trustee
    (2) Jane B. Doe, Trustee u/t/d 12/18/78...      Jane B. Doe

Custodial or Estate Accounts
    (1) John B. Smith, Cust. f/b/o
        John B. Smith, Jr. UGMA/UTMA..........      John B. Smith
    (2) Estate of John B. Smith...............      John B. Smith, Jr., Executor

                       INSURED MUNICIPAL INCOME FUND INC.
                              51 WEST 52ND STREET
                         NEW YORK, NEW YORK 10019-6114
                                ----------------
                                PROXY STATEMENT
                                ----------------
           ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON JULY 18, 2002

    This proxy statement is furnished to the shareholders of Insured Municipal Income Fund Inc. (the 'Fund') in connection with the board of directors' solicitation of proxies to be used at the annual meeting of shareholders of the Fund to be held on July 18, 2002, or any adjournment or adjournments thereof. This proxy statement and the related proxy card will first be mailed to shareholders on or about May 31, 2002.

    A majority of the shares outstanding on May 17, 2002, represented in person or by proxy, must be present for the transaction of business at the meeting. In the event that a quorum is not present at the annual meeting (including a quorum of the Fund's auction preferred shares ('APS') with respect to the election of the two directors to be elected by the APS), or if such a quorum is present at the annual meeting but sufficient votes to approve any of the proposals are not received, the persons named as proxies may propose one or more adjournments of the annual meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares represented at the annual meeting in person or by proxy. The persons named as proxies will vote those proxies which they are entitled to vote FOR any such proposal in favor of such an adjournment and will vote those proxies required to be voted AGAINST any such proposal against such adjournment. A shareholder vote may be taken on one or more of the proposals in this proxy statement prior to any such adjournment if sufficient votes have been received and it is otherwise appropriate.

    Broker non-votes are shares held in street name for which the broker indicates that instructions have not been received from the beneficial owners or other persons entitled to vote and for which the broker does not have discretionary voting authority. Abstentions and broker non-votes will be counted as shares present for purposes of determining whether a quorum is present but will not be voted for or against any adjournment or proposal. Accordingly, abstentions and broker non-votes effectively will be a vote against adjournment but will have no effect on Proposals 1 and 3, for which the required vote is a plurality of the votes cast on the matter.

    Except as otherwise indicated herein, all of the outstanding shares of the Fund's common stock and APS will vote together as a single class. Each full share of the Fund's common stock or APS is entitled to one vote and each fractional share of the Fund's common stock or APS is entitled to a proportionate share of one vote. However, as described below in connection with Proposals 1 and 3, the holders of the APS, voting as a separate class, are entitled to elect two of the Fund's directors.

    The individuals named as proxies on the enclosed proxy card will vote in accordance with your direction as indicated thereon if your proxy card is received properly executed by you or your duly appointed agent or attorney-in-fact. With respect to the holders of the APS, if you give no voting instructions, your shares will be voted FOR the twelve nominees for director named herein and, in the proxies discretion, either FOR or AGAINST any other business that may properly arise at the annual meeting. With respect to the holders of the Fund's common stock, if you give no voting instructions, your shares will be voted FOR the ten nominees for director for which the holders of the common stock are entitled to vote and, in the proxies' discretion, either FOR or AGAINST any other business that may properly arise at the annual meeting. You may revoke any proxy card by giving another proxy or by letter or telegram revoking the initial proxy. To be effective, your revocation must be received by the Fund prior to the meeting and must indicate your name and account number. In addition, if you attend the annual meeting in person you may, if you wish, vote by ballot at the meeting, thereby cancelling any proxy previously given.

    As of the record date, May 17, 2002, the Fund had outstanding 20,628,363 shares of common stock and 3,000 shares of the APS, representing Series A, Series B, Series C and Series D shares. The solicitation of proxies, the cost of which will be borne by the Fund, will be made primarily by mail but also may include telephone or oral communications by regular employees of UBS Global Asset Management (US) Inc. ('UBS Global AM,' formerly known as Brinson Advisors, Inc.) or UBS PaineWebber Incorporated ('UBS PaineWebber'sm'*'), who will not receive any compensation therefor from the Fund.

    UBS Global AM serves as the Fund's investment adviser and administrator. UBS Global AM is an indirect wholly owned asset management subsidiary of UBS AG. UBS AG is an internationally diversified organization with headquarters in Zurich, Switzerland. UBS AG operates in many areas of the financial services industry. The principal business address of UBS Global AM is 51 West 52nd Street, New York, New York 10019-6114. The principal business address of UBS PaineWebber is 1285 Avenue of the Americas, New York, New York 10019-6028. The principal business address of UBS AG is Bahnhofstrasse 45, Zurich, Switzerland.

    The Fund's annual report containing financial statements for the fiscal year ended March 31, 2002 is being mailed to shareholders concurrently with this proxy statement.

                    PROPOSALS 1 AND 3. ELECTION OF DIRECTORS

    Proposals 1 and 3 relate to the election of directors of the Fund. Management proposes the election of the twelve nominees named in the table below. Each nominee, including those who are not 'interested persons' of the Fund as that term is defined by the Investment Company Act of 1940, as amended ('1940 Act') ('Independent Directors'), has indicated his or her willingness to serve if elected. If elected, each nominee will hold office until the next annual meeting of shareholders or until his or her successor is elected and qualified.

    Holders of the outstanding shares of the APS, voting as a separate class, are entitled to elect two of the Fund's directors. Margo N. Alexander and Meyer Feldberg have been nominated as the directors that are to be elected solely by holders of the APS. The other ten directors will be elected by holders of the outstanding common stock and APS, voting together as a single class. Richard Q. Armstrong, David J. Beaubien, E. Garrett Bewkes, Jr., Richard R. Burt, George W. Gowen, William W. Hewitt, Jr., Morton L. Janklow, Frederic V. Malek, Carl W. Schafer and William D. White have been nominated as the directors that are to be elected by all common stock and APS holders. Unless you give contrary instructions on the enclosed proxy card: if you are a holder of the APS, your APS shares will be voted FOR the election of all twelve nominees, and, if you are a holder of the common stock, your shares of common stock will be voted FOR the ten nominees that are to be elected by all common stock and APS holders. If any of the nominees should withdraw or otherwise become unavailable for election, your shares will be voted FOR such other nominee or nominees as management may recommend.

    Directors shall be elected by the affirmative vote of the holders of a plurality of the shares of the Fund cast in person or by proxy and entitled to vote thereon, provided a quorum is present. Proxies cannot be voted for a greater number of persons than the number of nominees named. None of the current directors and executive officers (22 persons) beneficially owned any shares of the Fund's common stock or APS on April 30, 2002.

---------
* UBS PaineWebber is a service mark of UBS AG.

    Listed in the table below, for each nominee, is a brief description of the nominee's experience as a director of the Fund and as a director or trustee of other funds, as well as other recent professional experience.

                                  POSITION(S)    LENGTH OF                              NUMBER OF PORTFOLIOS IN
                                   HELD WITH       TIME      PRINCIPAL OCCUPATION(S)     FUND COMPLEX OVERSEEN
    NAME, ADDRESS, AND AGE           FUND         SERVED       DURING PAST 5 YEARS             BY NOMINEE
    ----------------------           ----         ------       -------------------             ----------
INTERESTED DIRECTORS:
Margo N. Alexander*'D'; 55         Director        Since     Mrs. Alexander is an       Mrs. Alexander is a
                                                   1995      executive vice president   director or trustee of
                                                             of UBS PaineWebber         22 investment companies
                                                             (since March 1984). She    (consisting of 43
                                                             was chief executive        portfolios) for which
                                                             officer of UBS Global AM   UBS Global AM,
                                                             from January 1995 to       UBS PaineWebber or one
                                                             October 2000, a director   of their affiliates
                                                             (from January 1995 to      serves as investment
                                                             September 2001) and        advisor, sub- advisor or
                                                             chairman (from March       manager.
                                                             1999 to September 2001).

E. Garrett Bewkes, Jr.**'D'; 75  Director and      Since     Mr. Bewkes serves as a     Mr. Bewkes is a director
                                  Chairman of      1993      consultant to              or trustee of 34
                                 the Board of                UBS PaineWebber (since May investment companies
                                   Directors                 1999). Prior to November   (consisting of
                                                             2000, he was a director    55 portfolios) for which
                                                             of Paine Webber Group      UBS Global AM,
                                                             Inc. ('PW Group,'          UBS PaineWebber or one
                                                             formerly the holding       of their affiliates
                                                             company of UBS PaineWebber serves as investment
                                                             and UBS Global AM)         advisor, sub-advisor or
                                                             and prior to 1996, he was  manager.
                                                             a consultant to PW Group.
                                                             Prior to 1988, he was
                                                             chairman of the board,
                                                             president and chief
                                                             executive officer of
                                                             American Bakeries
                                                             Company.

                                 OTHER DIRECTORSHIPS
    NAME, ADDRESS, AND AGE         HELD BY NOMINEE
    ----------------------         ---------------
INTERESTED DIRECTORS:
Margo N. Alexander*'D'; 55       None

E. Garrett Bewkes, Jr.**'D'; 75  Mr. Bewkes is also
                                 a director of
                                 Interstate Bakeries
                                 Corporation.

                                  POSITION(S)    LENGTH OF                              NUMBER OF PORTFOLIOS IN
                                   HELD WITH       TIME      PRINCIPAL OCCUPATION(S)     FUND COMPLEX OVERSEEN
    NAME, ADDRESS, AND AGE           FUND         SERVED       DURING PAST 5 YEARS             BY NOMINEE
    ----------------------           ----         ------       -------------------             ----------
INDEPENDENT DIRECTORS:
Richard Q. Armstrong; 66           Director        Since     Mr. Armstrong is           Mr. Armstrong is a
R.Q.A. Enterprises                                 1995      chairman and principal     director or trustee of
One Old Church Road --                                       of R.Q.A. Enterprises      22 investment companies
Unit #6                                                      (management consulting     (consisting of
Greenwich, CT 06830                                          firm) (since April 1991    43 portfolios) for which
                                                             and principal occupation   UBS Global AM,
                                                             since March 1995). Mr.     UBS PaineWebber or one
                                                             Armstrong was chairman     of their affiliates
                                                             of the board, chief        serves as investment
                                                             executive officer and      advisor, sub-advisor or
                                                             co-owner of Adirondack     manager.
                                                             Beverages (producer and
                                                             distributor of soft
                                                             drinks and
                                                             sparkling/still waters)
                                                             (October 1993 - March
                                                             1995). He was a partner
                                                             of The New England
                                                             Consulting Group
                                                             (management consulting
                                                             firm) (December 1992 -
                                                             September 1993). He was
                                                             managing director of
                                                             LVMH U.S. Corporation
                                                             (U.S. subsidiary of the
                                                             French luxury goods
                                                             conglomerate, Louis
                                                             Vuitton Moet Hennessey
                                                             Corporation)
                                                             (1987 - 1991) and
                                                             chairman of its wine and
                                                             spirits subsidiary,
                                                             Schieffelin & Somerset
                                                             Company (1987 - 1991).

David J. Beaubien; 67              Director        Since     Mr. Beaubien is chairman   Mr. Beaubien is a
101 Industrial Road                                2001      of Yankee Environmental    director or trustee of
Turners Falls, MA 01376                                      Systems, Inc., a           22 investment companies
                                                             manufacturer of            (consisting of
                                                             meteorological measuring   43 portfolios) for which
                                                             systems. Prior to          UBS Global AM,
                                                             January 1991, he was       UBS PaineWebber or one
                                                             senior vice president of   of their affiliates
                                                             EG&G, Inc., a company      serves as investment
                                                             which makes and provides   advisor, sub-advisor or
                                                             a variety of scientific    manager.
                                                             and technically oriented
                                                             products and services.
                                                             From 1985 to January
                                                             1995, Mr. Beaubien
                                                             served as a director or
                                                             trustee on the boards of
                                                             the Kidder, Peabody &
                                                             Co. Incorporated mutual
                                                             funds.

                                 OTHER DIRECTORSHIPS
    NAME, ADDRESS, AND AGE         HELD BY NOMINEE
    ----------------------         ---------------
INDEPENDENT DIRECTORS:
Richard Q. Armstrong; 66         Mr. Armstrong is
R.Q.A. Enterprises               also a director of
One Old Church Road --           AlFresh Beverages
Unit #6                          Canada, Inc. (a
Greenwich, CT 06830              Canadian Beverage
                                 subsidiary of
                                 AlFresh Foods Inc.)
                                 (since October
                                 2000).

David J. Beaubien; 67            Mr. Beaubien is
101 Industrial Road              also a director of
Turners Falls, MA 01376          IEC Electronics,
                                 Inc., a
                                 manufacturer of
                                 electronic
                                 assemblies.

                                  POSITION(S)    LENGTH OF                              NUMBER OF PORTFOLIOS IN
                                   HELD WITH       TIME      PRINCIPAL OCCUPATION(S)     FUND COMPLEX OVERSEEN
    NAME, ADDRESS, AND AGE           FUND         SERVED       DURING PAST 5 YEARS             BY NOMINEE
    ----------------------           ----         ------       -------------------             ----------
Richard R. Burt; 55                Director        Since     Mr. Burt is chairman of    Mr. Burt is a director
1275 Pennsylvania Ave., N.W.                       1995      Diligence LLC              or trustee of 22
Washington, D.C. 20004                                       (international             investment companies
                                                             information and security   (consisting of
                                                             firm) and IEP Advisors     43 portfolios) for which
                                                             (international             UBS Global AM,
                                                             investments and            UBS PaineWebber or one
                                                             consulting firm). He was   of their affiliates
                                                             the chief negotiator in    serves as investment
                                                             the Strategic Arms         advisor, sub-advisor or
                                                             Reduction Talks with the   manager.
                                                             former Soviet Union
                                                             (1989 - 1991) and the
                                                             U.S. Ambassador to the
                                                             Federal Republic of
                                                             Germany (1985 - 1989).
                                                             From 1991 - 1994, he
                                                             served as a partner of
                                                             McKinsey & Company
                                                             (management consulting
                                                             firm).

Meyer Feldberg; 60                 Director        Since     Mr. Feldberg is Dean and   Dean Feldberg is a
Columbia University                                1993      Professor of Management    director or trustee of
101 Uris Hall                                                of the Graduate School     34 investment companies
New York, New York 10027                                     of Business, Columbia      (consisting of
                                                             University. Prior to       55 portfolios) for which
                                                             1989, he was president     UBS Global AM,
                                                             of the Illinois            UBS PaineWebber or one
                                                             Institute of Technology.   of their affiliates
                                                                                        serves as investment
                                                                                        advisor, sub-advisor or
                                                                                        manager.

George W. Gowen; 72                Director        Since     Mr. Gowen is a partner     Mr. Gowen is a director
666 Third Avenue                                   1996      in the law firm of         or trustee of 34
New York, New York 10017                                     Dunnington, Bartholow &    investment companies
                                                             Miller. Prior to May       (consisting of
                                                             1994, he was a partner     55 portfolios) for which
                                                             in the law firm of         UBS Global AM,
                                                             Fryer, Ross & Gowen.       UBS PaineWebber or one
                                                                                        of their affiliates
                                                                                        serves as investment
                                                                                        advisor, sub-advisor or
                                                                                        manager.

                                 OTHER DIRECTORSHIPS
    NAME, ADDRESS, AND AGE         HELD BY NOMINEE
    ----------------------         ---------------
Richard R. Burt; 55              Mr. Burt is also a
1275 Pennsylvania Ave., N.W.     director of Archer-
Washington, D.C. 20004           Daniels-Midland
                                 Company
                                 (agricultural
                                 commodities),
                                 Hollinger
                                 International
                                 Company
                                 (publishing), six
                                 investment
                                 companies in the
                                 Deutsche Bank
                                 family of funds,
                                 nine investment
                                 companies in the
                                 Flag Investors
                                 family of funds,
                                 The Central
                                 European Fund, Inc.
                                 and The Germany
                                 Fund, Inc., a
                                 director of IGT,
                                 Inc. (provides
                                 technology to
                                 gaming and wagering
                                 industry) (since
                                 July 1999) and
                                 chairman of Weirton
                                 Steel Corp. (makes
                                 and finishes steel
                                 products) (since
                                 April 1996).

Meyer Feldberg; 60               Dean Feldberg is
Columbia University              also a director of
101 Uris Hall                    Primedia Inc.
New York, New York 10027         (publishing),
                                 Federated
                                 Department Stores,
                                 Inc. (operator of
                                 department stores),
                                 Revlon, Inc.
                                 (cosmetics) and
                                 Select Medical Inc.
                                 (healthcare
                                 services).

George W. Gowen; 72              None
666 Third Avenue
New York, New York 10017

                                  POSITION(S)    LENGTH OF                              NUMBER OF PORTFOLIOS IN
                                   HELD WITH       TIME      PRINCIPAL OCCUPATION(S)     FUND COMPLEX OVERSEEN
    NAME, ADDRESS, AND AGE           FUND         SERVED       DURING PAST 5 YEARS             BY NOMINEE
    ----------------------           ----         ------       -------------------             ----------
William W. Hewitt, Jr.***; 73      Director        Since     Mr. Hewitt is retired.     Mr. Hewitt is a director
c/o UBS Global Asset                               2001      From 1990 to January       or trustee of 22
Management (US) Inc.                                         1995, Mr. Hewitt served    investment companies
51 West 52nd Street                                          as a director or trustee   (consisting of
New York, New York 10019-6114                                on the boards of the       43 portfolios) for which
                                                             Kidder, Peabody & Co.      UBS Global AM,
                                                             Incorporated mutual        UBS PaineWebber or one
                                                             funds. From 1986-1988,     of their affiliates
                                                             he was an executive vice   serves as investment
                                                             president and director     advisor, sub-advisor or
                                                             of mutual funds,           manager.
                                                             insurance and trust
                                                             services of Shearson
                                                             Lehman Brothers Inc.
                                                             From 1976 - 1986, he was
                                                             president of Merrill
                                                             Lynch Funds Distributor,
                                                             Inc.

Morton L. Janklow; 72              Director        Since     Mr. Janklow is senior      Mr. Janklow is a
445 Park Avenue                                    2001      partner of Janklow &       director or trustee of
New York, New York 10022                                     Nesbit Associates, an      22 investment companies
                                                             international literary     (consisting of
                                                             agency representing        43 portfolios) for which
                                                             leading authors in their   UBS Global AM,
                                                             relationships with         UBS PaineWebber or one
                                                             publishers and motion      of their affiliates
                                                             picture, television and    serves as investment
                                                             multi-media companies,     advisor, sub- advisor or
                                                             and of counsel to the      manager.
                                                             law firm of Janklow &
                                                             Ashley.

Frederic V. Malek; 65              Director        Since     Mr. Malek is chairman of   Mr. Malek is a director
1455 Pennsylvania Avenue, N.W.                     1996      Thayer Capital Partners    or trustee of 22
Suite 350                                                    (merchant bank) and        investment companies
Washington, D.C. 20004                                       chairman of Thayer Hotel   (consisting of
                                                             Investors III, Thayer      43 portfolios) for which
                                                             Hotel Investors II and     UBS Global AM,
                                                             Lodging Opportunities      UBS PaineWebber or one
                                                             Fund (hotel investment     of their affiliates
                                                             partnerships). From        serves as investment
                                                             January 1992 to November   advisor, sub-advisor or
                                                             1992, he was campaign      manager.
                                                             manager of Bush-Quayle
                                                             '92. From 1990 to 1992,
                                                             he was vice chairman
                                                             and, from 1989 to 1990,
                                                             he was president of
                                                             Northwest Airlines Inc.
                                                             and NWA Inc. (holding
                                                             company of Northwest
                                                             Airlines Inc.). Prior to
                                                             1989, he was employed by
                                                             the Marriott Corporation
                                                             (hotels, restaurants,
                                                             airline catering and
                                                             contract feeding), where
                                                             he most recently was an
                                                             executive vice president
                                                             and president of
                                                             Marriott Hotels and
                                                             Resorts.

                                 OTHER DIRECTORSHIPS
    NAME, ADDRESS, AND AGE         HELD BY NOMINEE
    ----------------------         ---------------
William W. Hewitt, Jr.***; 73    Mr. Hewitt is also
c/o UBS Global Asset             a director or
Management (US) Inc.             trustee of the
51 West 52nd Street              Guardian Life
New York, New York 10019-6114    Insurance Company
                                 mutual funds.

Morton L. Janklow; 72            None
445 Park Avenue
New York, New York 10022

Frederic V. Malek; 65            Mr. Malek is also a
1455 Pennsylvania Avenue, N.W.   director of Aegis
Suite 350                        Communications,
Washington, D.C. 20004           Inc.
                                 (tele-services),
                                 American Management
                                 Systems, Inc.
                                 (management
                                 consulting and
                                 computer related
                                 services),
                                 Automatic Data
                                 Processing, Inc.
                                 (computing
                                 services), CB
                                 Richard Ellis, Inc.
                                 (real estate
                                 services), FPL
                                 Group, Inc.
                                 (electric
                                 services), Manor
                                 Care, Inc. (health
                                 care), and
                                 Northwest Airlines
                                 Inc.

                                  POSITION(S)    LENGTH OF                              NUMBER OF PORTFOLIOS IN
                                   HELD WITH       TIME      PRINCIPAL OCCUPATION(S)     FUND COMPLEX OVERSEEN
    NAME, ADDRESS, AND AGE           FUND         SERVED       DURING PAST 5 YEARS             BY NOMINEE
    ----------------------           ----         ------       -------------------             ----------
Carl W. Schafer; 66                Director        Since     Mr. Schafer is president   Mr. Schafer is a
66 Witherspoon Street                              1996      of the Atlantic            director or trustee of
#1100                                                        Foundation (charitable     22 investment companies
Princeton, NJ 08542                                          foundation). Prior to      (consisting of
                                                             January 1993, he was       43 portfolios) for which
                                                             chairman of the            UBS Global AM,
                                                             Investment Advisory        UBS PaineWebber or one
                                                             Committee of the Howard    of their affiliates
                                                             Hughes Medical             serves as investment
                                                             Institute.                 advisor, sub-advisor or
                                                                                        manager.

William D. White; 68               Director        Since     Mr. White is retired.      Mr. White is a director
P.O. Box 199                                       2001      From February 1989         or trustee of 22
Upper Black Eddy, PA 18972                                   through March 1994, he     investment companies
                                                             was president of the       (consisting of
                                                             National League of         43 portfolios) for which
                                                             Professional Baseball      UBS Global AM,
                                                             Clubs. Prior to 1989, he   UBS PaineWebber or one
                                                             was a television           of their affiliates
                                                             sportscaster for           serves as investment
                                                             WPIX-TV, New York. Mr.     advisor, sub-advisor or
                                                             White served on the        manager.
                                                             Board of Directors of
                                                             Centel from 1989 to 1993
                                                             and until recently on
                                                             the board of directors
                                                             of Jefferson Banks
                                                             Incorporated,
                                                             Philadelphia, PA.

                                 OTHER DIRECTORSHIPS
    NAME, ADDRESS, AND AGE         HELD BY NOMINEE
    ----------------------         ---------------
Carl W. Schafer; 66              Mr. Schafer is also
66 Witherspoon Street            a director of Labor
#1100                            Ready, Inc.
Princeton, NJ 08542              (temporary
                                 employment),
                                 Roadway Corp.
                                 (trucking), The
                                 Guardian Group of
                                 Mutual Funds, the
                                 Harding, Loevner
                                 Funds, E.I.I.
                                 Realty Securities
                                 Trust (investment
                                 company) and
                                 Frontier Oil
                                 Corporation.

William D. White; 68             None
P.O. Box 199
Upper Black Eddy, PA 18972

---------

  * This person's business address is 1285 Avenue of the Americas, 33rd Floor, New York, NY 10019-6114.

 ** This person's business address is 51 West 52nd Street, New York, New York
    10019-6114.

*** Address for mailing purposes only.

'D' Mrs. Alexander and Mr. Bewkes are 'interested persons' of the fund as defined in the 1940 Act by virtue of their positions with UBS Global AM and/or UBS PaineWebber.

              INFORMATION ABOUT NOMINEE OWNERSHIP OF FUND SHARES

                                         DOLLAR RANGE     AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN ALL
                                          OF EQUITY    REGISTERED INVESTMENT COMPANIES OVERSEEN BY NOMINEE FOR
                                          SECURITIES     WHICH UBS GLOBAL AM, UBS PAINEWEBBER OR AN AFFILIATE
               NOMINEE                    IN FUND'D'   SERVES AS INVESTMENT ADVISOR, SUB-ADVISOR OR MANAGER'D'
               -------                    ----------   -------------------------------------------------------
Margo N. Alexander.....................      $0                           Over $100,000
Richard Q. Armstrong...................      $0                           Over $100,000
David J. Beaubien......................      $0                           Over $100,000
E. Garrett Bewkes, Jr. ................      $0                           Over $100,000
Richard R. Burt........................      $0                          $10,000-$50,000
Meyer Feldberg.........................      $0                           Over $100,000
George W. Gowen........................      $0                           Over $100,000
William W. Hewitt, Jr. ................      $0                           Over $100,000
Morton L. Janklow......................      $0                                 $0
Frederic V. Malek......................      $0                         $50,000-$100,000
Carl W. Schafer........................      $0                         $50,000-$100,000
William D. White.......................      $0                            $1-$10,000

---------

'D' Information regarding ownership of shares of the Fund is as of March 31, 2002; information regarding ownership of shares in all registered investment companies overseen by nominee for which UBS Global AM, UBS PaineWebber or an affiliate serves as investment adviser, sub-adviser or manager is as of December 31, 2001.

    As of December 31, 2001, the Independent Directors did not own any securities issued by UBS Global AM or any company controlling, controlled by or under common control with UBS Global AM.

    The board of directors of the Fund met six times during the fiscal year ended March 31, 2002. Each director (except Messrs. Beaubien, Hewitt, Janklow and White, each of whom was appointed as a director effective September 20,
2001) attended 75% or more of the board meetings during the last fiscal year. The board has established an Audit and Contract Review Committee that acts pursuant to a written charter and is responsible for: (i) overseeing the Fund's accounting and financial reporting policies, practices and internal controls; and (ii) reviewing the performance by certain of the Fund's service providers of their contracts and arrangements with the Fund. A copy of the charter is attached as Exhibit A. In fulfilling its duties, the Audit and Contract REview Committee has: (a) reviewed and discussed the Fund's audited financial statements with management; (b) discussed with the independent auditors' the matters required to be discussed by Statement on Auditing Standards No. 61;
(c) received certain written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1 and discussed the independent auditors' independence with them; and (d) based upon its review of the above, recommended to the board that the audited financial statements be included in the Fund's annual report to shareholders. The Audit and Contract Review Committee currently consists of Messrs. Armstrong, Beaubien, Burt, Feldberg, Gowen, Hewitt, Janklow, Malek, Schafer and White, none of whom have any relationship to the Fund that may interfere with the exercise of their independence from management or the Fund and who are independent as defined under listing standards of the New York Stock Exchange. Each member of the Fund's Audit and Contract Review Committee is also a member of a similar committee established by the boards of other investment companies for which UBS Global AM or UBS PaineWebber serves as investment advisor, sub-advisor or manager. The Audit and Contract Review Committee met once during the fiscal year ended March 31, 2002 and each member (except Messrs. Beaubien,

Hewitt, Janklow and White, each of whom was appointed as a director effective September 20, 2001) attended that meeting.

    The board has also established a Nominating Committee that acts pursuant to a written charter. The Nominating Committee is responsible for selecting and nominating for consideration by the Board additional individuals to be considered for election as directors who are not 'interested persons' of the Fund. The Nominating Committee currently consists of Messrs. Gowen, Schafer, White and Janklow. The Nominating Committee did not meet during the fiscal year ended March 31, 2002. It is not expected that the Nominating Committee ordinarily will consider nominees recommended by shareholders. The board does not have a standby compensation committee.

    Each board member who is not an 'interested person' receives, in the aggregate from UBS Global AM and PACE Select mutual funds, an annual retainer of $50,000, and a $10,000 fee for each regular board meeting (and each in-person special board meeting) actually attended. Each such board member is also entitled to a $2,000 fee for each special telephone meeting attended. The chairperson and vice chairperson of the Audit and Contract Review Committee receives annually $12,500 and $7,500, respectively. The chairperson of the Nominating Committee receives annually $5,000. The foregoing fees will be allocated among all such funds (or each relevant fund in the case of a special meeting) pro rata based on the funds' relative net assets at the end of the calendar quarter preceding the date of payment. No officer, director or employee of UBS Global AM or one of its affiliates presently receives any compensation from the Fund for acting as a board member or officer.

    Each director who has attained the age of seventy-two (72) years will be subject to retirement on the later of (a) the last day of the month in which he or she attains such age or (b) June 30, 2003. The table below includes certain information relating to the compensation of the Fund's directors.

                             COMPENSATION TABLE'D'

                                                                                 TOTAL
                                                               AGGREGATE      COMPENSATION
                                                              COMPENSATION   FROM THE FUND
                          NAME OF                                 FROM          AND THE
                      PERSON, POSITION                         THE FUND*     FUND COMPLEX**
                      ----------------                         ---------     --------------
Richard Q. Armstrong, Director..............................     $1,212         $ 79,500
David J. Beaubien, Director.................................        412           59,155
Richard R. Burt, Director...................................      1,062           71,400
Meyer Feldberg, Director....................................      1,889          166,048
George W. Gowen, Director...................................      1,232          163,529
William W. Hewitt, Jr., Director............................        443           71,033
Morton L. Janklow, Director.................................        412           52,905
Frederic V. Malek, Director.................................      1,212           79,500
Carl W. Schafer, Director...................................      1,212           79,230
William D. White, Director..................................        412           59,155

---------

'D' Only independent members of the board are compensated by the Fund and identified above; directors who are 'interested persons,' as defined by the 1940 Act, do not receive compensation.

  * Represents fees paid to each director during the fiscal year ended March 31, 2002.

** Represents fees paid during the calendar year ended December 31, 2001 to each board member by: (a) 22 investment companies in the case of Messrs. Armstrong, Burt, Malek and Schafer; (b) 34 investment


                                            (footnotes continued on next page)

(footnotes continued from previous page)


    companies in the case of Messrs. Feldberg and Gowen; and (c) one investment company from January 1, 2001, through September 19, 2001, and 22 investment companies from September 20, 2001, through December 31, 2001 in the case of Messrs. Beaubien, Hewitt, Janklow and White for which UBS Global AM, UBS PaineWebber or one of their affiliates served as investment advisor, sub-advisor or manager. None of these funds has a bonus, pension, profit sharing or retirement plan.

                  INFORMATION CONCERNING INDEPENDENT AUDITORS

    The Fund's financial statements for the fiscal year ended March 31, 2002, were audited by Ernst & Young LLP ('Ernst & Young'), independent auditors. In addition, Ernst & Young prepares the Fund's federal and state annual income tax returns and provides certain non-audit services. The Audit and Contract Review Committee has considered whether the provision of those non-audit services is compatible with maintaining Ernst & Young's independence. The board of directors of the Fund has selected Ernst & Young as the independent auditors for the Fund for the fiscal year ending March 31, 2003. Ernst & Young has been the Fund's independent auditors since its inception in June 1993. Ernst & Young has informed the Fund that it has no material direct or indirect financial interest in the Fund.

    Representatives of Ernst & Young are not expected to be present at the meeting but have been given the opportunity to make a statement if they so desire and will be available should any matter arise requiring their presence.

AUDIT FEES.

    The aggregate fees billed by Ernst & Young for professional services rendered for the audit of the Fund's annual financial statements for the most recent fiscal year and the review of the financial statements included in the Fund's reports to shareholders are $28,000.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES.

    There were no fees billed by Ernst & Young for the most recent fiscal year for professional services rendered for financial information systems design and implementation services provided to the Fund, UBS Global AM and entities that control, are controlled by or are under common control with UBS Global AM that provide services to the Fund.

ALL OTHER FEES.

    There were $108,000 in fees billed by Ernst & Young for the most recent fiscal year for other services provided to the Fund, UBS Global AM and entities that control, are controlled by or are under common control with UBS Global AM that provide services to the Fund.

                               EXECUTIVE OFFICERS

    Officers of the Fund are appointed by the directors and serve at the pleasure of the board. None of the Fund's officers currently receives any compensation from the Fund. The executive officers of the Fund are:

                                                                PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS;
                               POSITION(S) HELD    LENGTH OF        NUMBER OF PORTFOLIOS IN FUND COMPLEX
   NAME, ADDRESS, AND AGE       WITH THE FUND     TIME SERVED        FOR WHICH PERSON SERVES AS OFFICER
   ----------------------       -------------     -----------        ----------------------------------
Thomas Disbrow**; 36           Vice President     Since 2000    Mr. Disbrow is a director and a senior
                                and Assistant                   manager of the mutual fund finance
                                  Treasurer                     department of UBS Global AM. Prior to
                                                                November 1999, he was a vice president of
                                                                Zweig/Glaser Advisers. Mr. Disbrow is a vice
                                                                president and assistant treasurer of
                                                                22 investment companies (consisting of
                                                                43 portfolios) for which UBS Global AM,
                                                                UBS PaineWebber or one of their affiliates
                                                                serves as investment advisor, sub-advisor or
                                                                manager.

Amy R. Doberman*; 40           Vice President     Since 2000    Ms. Doberman is a managing director and
                                and Secretary                   general counsel of UBS Global AM. From
                                                                From December 1997 through July 2000, she
                                                                was general counsel of Aeltus Investment
                                                                Management, Inc. Prior to working at Aeltus,
                                                                Ms. Doberman was Assistant Chief Counsel
                                                                of the SEC's Division of Investment
                                                                Management. Ms. Doberman is secretary of
                                                                UBS Supplementary Trust and a vice
                                                                president and secretary of 24 investment
                                                                companies (consisting of 82 portfolios) for
                                                                which UBS Global AM, UBS Global Asset
                                                                Management (Americas) Inc. ('UBS Global AM
                                                                (Americas)'), UBS PaineWebber or one of
                                                                their affiliates serves as investment
                                                                advisor, sub-advisor or manager.

Stephen Fisher*; 43            Vice President     Since 2002    Mr. Fisher is a managing director of UBS
                                                                Global AM. From October 2000 to
                                                                February 2001, he was president of
                                                                Morningstar Investment Services. From
                                                                May 1999 to October 2000, Mr. Fisher was
                                                                senior vice president of UBS Global AM. From
                                                                January 1997 to May 1999, Mr. Fisher was a
                                                                senior vice president of Prudential
                                                                Investments. Mr. Fisher is a vice president
                                                                of 22 investment companies (consisting of 43
                                                                portfolios) for which UBS Global AM, UBS
                                                                PaineWebber or one of their affiliates
                                                                serves as investment advisor, sub-advisor or
                                                                manager.

                                                                PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS;
                               POSITION(S) HELD    LENGTH OF        NUMBER OF PORTFOLIOS IN FUND COMPLEX
   NAME, ADDRESS, AND AGE       WITH THE FUND     TIME SERVED        FOR WHICH PERSON SERVES AS OFFICER
   ----------------------       -------------     -----------        ----------------------------------
Elbridge T. Gerry III*; 45     Vice President     Since 1996    Mr. Gerry is a managing director and chief
                                                                investment officer -- fixed income of UBS
                                                                Global AM. Mr. Gerry is a vice president of
                                                                6 investment companies (consisting of 11
                                                                portfolios) for which UBS Global AM,
                                                                UBS PaineWebber or one of their affiliates
                                                                serves as investment advisor, sub-advisor or
                                                                manager.

David M. Goldenberg*; 35       Vice President     Since 2002    Mr. Goldenberg is an executive director and
                                and Assistant                   deputy general counsel of UBS Global AM.
                                  Secretary                     From 2000 - 2002 he was director, legal
                                                                affairs at Lazard Asset Management. Mr.
                                                                Goldenberg was global director of compliance
                                                                for SSB Citi Asset Management Group from
                                                                1998 - 2000. He was associate general
                                                                counsel at Smith Barney Asset Management
                                                                from 1996 - 1998. Prior to working at Smith
                                                                Barney Asset Management, Mr. Goldenberg was
                                                                a branch chief and senior counsel in the
                                                                SEC's Division of Investment Management.
                                                                Mr. Goldenberg is a vice president and
                                                                assistant secretary of 22 investment
                                                                companies (consisting of 43 portfolios) for
                                                                which UBS Global AM, UBS PaineWebber or one
                                                                of their affiliates serves as investment
                                                                advisor, sub-advisor or manager.

Kevin J. Mahoney**; 36         Vice President     Since 1999    Mr. Mahoney is a director and a senior
                                and Assistant                   manager of the mutual fund finance
                                  Treasurer                     department of UBS Global AM. From August
                                                                1996 through March 1999, he was the manager
                                                                of the mutual fund internal control group of
                                                                Salomon Smith Barney. Mr. Mahoney is a vice
                                                                president and assistant treasurer of 22
                                                                investment companies (consisting of 43
                                                                portfolios) for which UBS Global AM,
                                                                UBS PaineWebber or one of their affiliates
                                                                serves as investment advisor, sub-advisor or
                                                                manager.

                                                                PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS;
                               POSITION(S) HELD    LENGTH OF        NUMBER OF PORTFOLIOS IN FUND COMPLEX
   NAME, ADDRESS, AND AGE       WITH THE FUND     TIME SERVED        FOR WHICH PERSON SERVES AS OFFICER
   ----------------------       -------------     -----------        ----------------------------------
Emil Polito*; 41               Vice President     Since 2001    Mr. Polito is an executive director and head
                                                                of investment support and mutual fund
                                                                services of UBS Global AM. From July 2000 to
                                                                October 2000, he was a senior manager of
                                                                investment systems at Dreyfus Corp. Prior to
                                                                July 2000, Mr. Polito was a senior vice
                                                                president and director of operations and
                                                                control for UBS Global AM. Mr. Polito is a
                                                                vice president of 22 investment companies
                                                                (consisting of 43 portfolios) for which
                                                                UBS Global AM, UBS PaineWebber or one of
                                                                their affiliates serves as investment
                                                                advisor, sub-advisor or manager.

Paul H. Schubert**; 39         Vice President     Since 1994    Mr. Schubert is an executive director and
                               and Treasurer                    head of the mutual fund finance department
                                                                of UBS Global AM. Mr. Schubert is treasurer
                                                                and principal accounting officer of
                                                                UBS Supplementary Trust and of two investment
                                                                companies (consisting of 39 portfolios) and
                                                                a vice president and treasurer of
                                                                22 investment companies (consisting of
                                                                43 portfolios) for which UBS Global AM,
                                                                UBS Global AM (Americas), UBS PaineWebber or
                                                                one of their affiliates serves as investment
                                                                advisor, sub-advisor or manager.

Brian M. Storms*; 47              President       Since 2000    Mr. Storms is chief operating officer (since
                                                                September 2001) and president of UBS Global
                                                                AM (since March 1999), and director,
                                                                president and chief operating officer of
                                                                UBS Global AM (Americas) and UBS Global
                                                                Asset Management (New York) Inc. (since
                                                                October 2001). Mr. Storms was chief
                                                                executive officer of UBS Global AM from
                                                                October 2000 to September 2001. He was
                                                                director/trustee of several investment
                                                                companies in the UBS Family of Funds
                                                                (1999 - 2001). He was president of
                                                                Prudential Investments (1996 - 1999).
                                                                Prior to joining Prudential Investments
                                                                he was a managing director at Fidelity
                                                                Investments. Mr. Storms is president and
                                                                trustee of UBS Supplementary Trust and of
                                                                two investment companies (consisting of 39
                                                                portfolios) and president of 22 investment
                                                                companies (consisting of 43 portfolios) for
                                                                which UBS Global AM, UBS Global AM (Americas),
                                                                UBS PaineWebber or one of their affiliates
                                                                serves as investment advisor, sub-advisor
                                                                or manager.

                                                                PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS;
                               POSITION(S) HELD    LENGTH OF        NUMBER OF PORTFOLIOS IN FUND COMPLEX
   NAME, ADDRESS, AND AGE       WITH THE FUND     TIME SERVED        FOR WHICH PERSON SERVES AS OFFICER
   ----------------------       -------------     -----------        ----------------------------------
Keith A. Weller*; 40           Vice President     Since 1995    Mr. Weller is a director and senior
                                and Assistant                   associate general counsel of UBS Global AM.
                                  Secretary                     Mr. Weller is a vice president and assistant
                                                                secretary of 22 investment companies
                                                                (consisting of 43 portfolios) for which
                                                                UBS Global AM, UBS PaineWebber or one of
                                                                their affiliates serves as investment
                                                                advisor, sub-advisor or manager.

---------

 * This person's business address is 51 West 52nd Street, New York, New York 10019-6114.

** This person's business address is Newport Center III, 499 Washington Blvd.,
   14th Floor, Jersey City, New Jersey 07310-1998.

                               OTHER INFORMATION

BENEFICIAL OWNERSHIP OF SHARES

    Based on a Schedule 13G submitted to the Fund and filed with the Securities and Exchange Commission, the following shareholder owned more than 5% of the Fund's common stock as of the date indicated:

                                                                       NUMBER AND PERCENTAGE OF COMMON STOCK
                                                                            BENEFICIALLY OWNED AS OF
NAME AND ADDRESS                                                                FEBRUARY 14, 2002
----------------                                                                -----------------
Wachovia Corporation (formerly known as First Union
  Corporation)........................................                   1,520,116                7.37%

The shareholder may be contacted c/o UBS Global Asset Management (US) Inc., 51 West 52nd Street, New York, NY 10019-6114. Management does not know of any other person who owns beneficially 5% or more of the common stock of the Fund.

            SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

    The Fund is not aware of any outstanding report required to be filed by any board member or officer.

                             SHAREHOLDER PROPOSALS

    Any shareholder who wishes to submit proposals to be considered at the Fund's 2003 annual meeting of shareholders should send such proposals to the Secretary of the Fund at 51 West 52nd Street, New York, New York 10019-6114. In order to be considered at that meeting, shareholder proposals must be received by the Fund no later than January 31, 2003 and must satisfy the other requirements of the federal securities laws.

                                 OTHER BUSINESS

    Management knows of no business to be presented to the meeting other than the matters set forth in this proxy statement, but should any other matter requiring a vote of shareholders arise, the proxies will vote thereon according to their best judgment in the interest of the Fund.

                                          By order of the board of directors,

                                          AMY R. DOBERMAN
                                          Secretary

May 31, 2002

        It is important that you execute and return your proxy promptly.

                     [THIS PAGE INTENTIONALLY LEFT BLANK.]

                                                                       EXHIBIT A

                  AUDIT AND CONTRACT REVIEW COMMITTEE CHARTER
                           ESTABLISHMENT AND PURPOSE

    The Audit and Contract Review Committee (the 'Committee') of the Boards of Trustees and Boards of Directors (each, a 'Board' and collectively, the 'Boards') of the funds for which Brinson Advisors, Inc. ('Brinson Advisors') serves as investment adviser or investment manager (each, a 'Fund' and collectively, the 'Funds') is hereby established on this the 20th day of September, 2001. The two primary purposes of the Committee are to oversee the Funds' accounting and financial reporting policies, practices and internal controls as required by the Investment Company Act of 1940, as amended (the 'Act') and, for those Funds organized as closed-end investment management companies, the rules of the New York Stock Exchange, Inc. or other relevant securities exchange, if any, on which shares of the Fund are listed, and to review the performance by certain service providers of their contracts and arrangements with the Funds as required by the Act.

    In connection with the oversight of each Fund's accounting and financial reporting policies, practices and internal controls, the Committee will endeavor to assure the quality and objectivity of each Fund's independent audit and each Fund's financial statements, act as a liaison between the Boards and each Fund's independent auditors and periodically report to the Boards. In performing its duties, the Committee shall have unrestricted access to the Boards' Trustees and Directors, the independent auditors, Fund officers, and the senior management of Brinson Advisors.

    With respect to its contract review function, the Committee will consider the performance of the Funds' investment advisor or investment manager (as appropriate) and administrator, sub-advisors, distributor and all other service providers. The Committee will determine whether compensation paid by the Funds pursuant to their contracts and arrangements is reasonable and appropriate in light of the nature and quality of the services rendered. In performing its duties, the Committee shall have unrestricted access to the Funds' Trustees and Directors, the officers of the Funds and senior management of each service provider.

COMPOSITION

    The Committee shall be composed of all the independent Trustees/Directors of the Funds. The Boards shall elect a chairperson, who shall preside over Committee meetings (the 'Chairperson'). The Chairperson shall serve for an initial interim term of one year and, thereafter, for successive terms of three years.

    Each member of the Committee must meet the independence and experience requirements set forth in Appendix A.

MEETINGS

    The Committee shall meet on a regular basis, but not less frequently than annually. An agenda shall be established for each meeting. Special meetings shall be called as circumstances require. The Chairperson may invite the Funds' officers and other interested parties to participate in meetings. The Committee may, in its discretion, meet in executive session outside the presence of the Funds' officers and other parties.

    A majority of the Committee's members shall constitute a quorum. At any meeting of the Committee, the decision of a majority of the members present and voting shall be determinative as to any matter submitted to a vote.

REPORTING

    The Chairperson shall report to the Boards on the result of its deliberations and make such recommendations as deemed appropriate.

DUTIES AND RESPONSIBILITIES

    As a general rule, the Funds' independent auditors are ultimately accountable to the applicable Board and the Committee, and the Committee and the Boards have the ultimate authority and responsibility to select, evaluate and where appropriate, replace the independent auditors of the Funds. In addition, the Committee shall have the following specific duties and responsibilities for each Fund:

AUDIT OVERSIGHT

     Recommend to the Board the selection of an independent public accounting firm.

     Review the scope of the Fund's proposed audit each year, including the extent of audit and non-audit services provided to the Fund by the independent auditors, and the audit procedures to be utilized. At the conclusion of each audit, the Committee will review the audit, including any comments or recommendations, with the independent auditors.

     Ensure that the independent auditors submit on a periodic basis to the Committee a formal written statement delineating all relationships of the auditors consistent with Independence Standards Board Standard No. 1.

     Discuss with the independent auditors any disclosed relationships or services that may impact the objectivity and independence of the independent auditors.

     Recommend to the Board appropriate actions in response to the independent auditors' report to satisfy itself of, and oversee, the independence of the auditors.

     Discuss with management the performance of the independent auditors, management's recommendation with respect to the reasonableness of their fees and the recommendation to the Board regarding the retention of the independent auditors.

     Review and discuss with the independent auditors and management the Fund's annual report to shareholders and significant accounting policies underlying the report and its presentation to the public.

     Discuss with the Fund's independent auditors any matters required to be discussed pursuant to Statement of Auditing Standards No. 61, as modified or supplemented.

     Discuss with the Fund's independent auditors, to the extent required by Statement of Auditing Standards No. 71, any adjustments which were made to previously reported financial information.

     Review with the independent auditors the adequacy and effectiveness of relevant internal controls and procedures and the quality of the staff implementing these controls and procedures.

     As necessary, review with the independent auditors and management any 'illegal acts,' as defined in Section 10A of the Securities Exchange Act of 1934 and required by that statute to be reported to the Committee, or other significant issues that could have a material effect on the Fund's financial statements.

     Make recommendations to the Board, based on the Committee's review and discussions with the Fund's independent auditors and management, with respect to the Fund's financial statements as to whether the financial statements should be included in the Fund's annual report for the previous fiscal year.

CONTRACT REVIEW

     Request such information as is deemed relevant by the Committee regarding the performance of each of the contracts and arrangements required to be reviewed and approved by the Board.

     Review all information and data provided by the service providers in connection with their performance of these contracts and arrangements.

     Meet with such representatives of the service providers as the Committee deems necessary.

     Make recommendations to the Board concerning the initial approval and/or continuation of each of the proposed contracts and arrangements and the reasonableness and appropriateness of the proposed fees.

     Consider such other matters as the Committee may deem appropriate in carrying out the above responsibilities and any other matters that may be assigned to it by the Board.

OTHER

     Review with the Fund's investment manager and sub-advisors:

      (a) such compliance matters as are appropriate to be brought to the attention of the Committee; and

      (b) any comments or criticisms from the staff of the Securities and Exchange Commission or any other regulators as are appropriate to be brought to the attention of the Committee.

LIMITS ON COMMITTEE LIABILITY

    The Audit and Contract Review Committee is not responsible for either the preparation of the financial statements or the auditing of the financial statements. Management of the Funds has the responsibility for preparing the financial statements and implementing internal controls and the independent auditors have the responsibility for auditing the financial statements and monitoring the effectiveness of the internal controls. The review of the financial statements by the audit committee is not of the same quality as the audit performed by the independent auditors. In carrying out its responsibilities, the audit committee's policies and procedures shall be adapted, as appropriate, in order to best react to a changing environment.

AMENDMENTS

    This charter may be amended by a vote of a majority of the Committee members.

                                                                      APPENDIX A

INDEPENDENCE REQUIREMENTS

    In order to be deemed independent, each member of the Committee must be free of any relationships that may interfere with the exercise of his or her independent judgment. To ensure the independence of each Committee member, the following restrictions shall apply to each Committee member:

     A Director/Trustee who is an employee (including non-employee executive officers) of a Fund or any of its affiliates may not serve on the Committee until three years following the termination of his or her employment. In the event the employment relationship is with a former parent or predecessor of a Fund, the Director/Trustee could serve on the Committee after three years following the termination of the relationship between the Fund and the former parent or predecessor.

     A Director/Trustee: (a) who is a partner, controlling shareholder, or executive officer of an organization that has a business relationship with a Fund, or (b) who has a direct business relationship with a Fund (e.g., a consultant) may serve on the Committee only if the Board of Directors/Trustees of that Fund determines in its business judgment that the relationship does not interfere with the Director's/Trustee's exercise of independent judgment. In making a determination regarding the independence of a Director/Trustee pursuant to this paragraph, the Board of Directors/Trustees of the Fund should consider, among other things, the materiality of the relationship to the Fund, to the Director/Trustee, and, if applicable, to the organization with which the Director/Trustee is affiliated.

       'Business relationship' can include commercial, industrial, banking, consulting, legal, accounting and other relationships. A Director/Trustee can have this relationship directly with the Fund, or the Director/Trustee can be a partner, officer or employee of an organization that has such a relationship. The Director/Trustee may serve on the Committee without the above-referenced Board of Directors'/Trustees' determination after three years following the termination of, as applicable, either: (a) the relationship between the organization with which the Director/Trustee is affiliated and the Fund, (b) the relationship between the Director/Trustee and his or her partnership status, shareholder interest or executive officer position, or (c) the direct business relationship between the Director/Trustee and the Fund.

     A Director/Trustee who is employed as an executive of another corporation where a Fund's executives serve on that corporation's compensation committee may not serve on the Committee.

     A Director/Trustee who is an 'Immediate Family' member (as this term is defined in Rule 303.02(A) of the NYSE Listed Company Manual) of an individual who is an executive officer of a Fund or any of its affiliates cannot serve on the Committee until three years following the termination of such employment relationship.

EXCEPTIONS

    One Independent Director/Trustee who does not meet the independence requirements above, and is not a current employee or an immediate family member of such an employee, may be appointed as a member of the Committee, if the Boards of Directors/Trustees of the Brinson Advisors Funds, under exceptional and limited circumstances, determine that his or her membership on the Committee is required by the best interests of the Funds and their shareholders, and the Boards disclose, in the next annual proxy statement for each closed-end Fund subsequent to the person's appointment, the nature of the relationship and the reasons why the person was appointed to the Committee.

EXPERIENCE REQUIREMENTS

    Each member of the Committee must be 'financially literate'. A member of the Committee will be deemed to be 'financially literate' if he or she is able to read and understand financial statements, including, but not limited to, the Funds' balance sheets, income statements, and cash flow statements, or will become able to do so within a reasonable time after becoming a member of the Committee.

FINANCIAL EXPERTISE REQUIREMENTS

    At least one member of the Committee must have past employment experience in finance or accounting, requisite professional certification in accounting, or any comparable experience or background which would result in the individual's financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities.

-------------------------------
                        INSURED
                      MUNICIPAL
               INCOME FUND INC.
-------------------------------
-------------------------------

PROXY
STATEMENT

                                              -------------------------------
                                                                      INSURED
                                                                    MUNICIPAL
                                                             INCOME FUND INC.
                                              -------------------------------
                                              -------------------------------


                                                         ----------------
                                                         NOTICE OF
                                                         ANNUAL MEETING
                                                         TO BE HELD ON
                                                         JULY 18, 2002
                                                         AND
                                                         PROXY STATEMENT
                                                         ----------------
                                                         ----------------

                                                                     Appendix 1
                                                                    COMMON STOCK
                                                                        PROXY

                       INSURED MUNICIPAL INCOME FUND INC.

                 Annual Meeting of Shareholders - July 18, 2002

         The undersigned hereby appoints as proxies Keith A. Weller and Marissa Duran Cruz and each of them (with power of substitution) to vote for the undersigned all shares of common stock of the undersigned at the aforesaid meeting and any adjournment thereof with all the power the undersigned would have if personally present. The shares represented by this proxy will be voted as instructed. UNLESS INDICATED TO THE CONTRARY, THIS PROXY SHALL BE DEEMED TO GRANT AUTHORITY TO VOTE "FOR" ALL PROPOSALS. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF INSURED MUNICIPAL INCOME FUND INC.

                             YOUR VOTE IS IMPORTANT

         Please date and sign this proxy on the reverse side and return it in the enclosed envelope to PFPC Inc., P.O. Box 43052, Providence, RI 02940-5105. PFPC Inc. has been engaged to forward the enclosed proxy material and to tabulate proxies returned by mail.


 SEE REVERSE       CONTINUED AND TO BE SIGNED ON REVERSE SIDE        SEE REVERSE
     SIDE                                                                SIDE

         Please mark
  [X]    votes as in
         this example.


The Board of Directors recommends a vote "FOR"

1. To elect as directors:
    Nominees: (01) Richard Q. Armstrong, (02) David J. Beaubien,
              (03) E. Garrett Bewkes, Jr., (04) Richard R. Burt,
              (05) George W. Gowen, (06) William W. Hewitt, Jr.,
              (07) Morton L. Janklow, (08) Frederic V. Malek,
              (09) Carl W. Schafer and (10) William D. White.

                  FOR                     WITHHOLD
                  ALL      [  ]           FROM ALL     [  ]
                NOMINEES                  NOMINEES


       [  ]                                            MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT [  ]
           -------------------------------------
           For all nominees except as writen above.

                                                       This proxy will not be voted unless it is dated and signed exactly as instructed below:

                                                       If shares are held by an individual, sign your name exactly as it appears on this card. If shares are held jointly, either party may sign, but the name of the party signing should conform exactly to the name shown on this proxy card. If shares are held by a corporation, partnership or similar account, the name and the capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example: "ABC Corp., John Doe, Treasurer."

                                                       Sign exactly as name appears hereon.


Signature:
(if held jointly)                          Date:                       Signature:                   Date:
                 -------------------------      ----------------------           ------------------       ---------------

                                                                      Appendix 2
                                                                         APS
                                                                        PROXY


                       INSURED MUNICIPAL INCOME FUND INC.

                 Annual Meeting of Shareholders - July 18, 2002

         The undersigned hereby appoints as proxies Keith A. Weller and Marissa Duran Cruz and each of them (with power of substitution) to vote for the undersigned all shares of preferred stock of the undersigned at the aforesaid meeting and any adjournment thereof with all the power the undersigned would have if personally present. The shares represented by this proxy will be voted as instructed. UNLESS INDICATED TO THE CONTRARY, THIS PROXY SHALL BE DEEMED TO GRANT AUTHORITY TO VOTE "FOR" ALL PROPOSALS. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF INSURED MUNICIPAL INCOME FUND INC.

                             YOUR VOTE IS IMPORTANT

         Please date and sign this proxy on the reverse side and return it in the enclosed envelope to PFPC Inc., P.O. Box 43052, Providence, RI 02940-5105. PFPC Inc. has been engaged to forward the enclosed proxy material and to tabulate proxies returned by mail.


SEE REVERSE       CONTINUED AND TO BE SIGNED ON REVERSE SIDE        SEE REVERSE
   SIDE                                                                SIDE

         Please mark
   [X]   votes as in
         this example.


The Board of Directors recommends a vote "FOR"

1. To elect as directors:
    Nominees: (01) Margo N. Alexander, (02) Richard Q. Armstrong,
              (03) David J. Beaubien,  (04) E. Garrett Bewkes, Jr.,
              (05) Richard R. Burt, (06) Meyer Feldberg,
              (07) George W. Gowen, (08) William W. Hewitt, Jr.,
              (09) Morton L. Janklow, (10) Frederic V. Malek,
              (11) Carl W. Schafer and (12) William D. White.


                  FOR                     WITHHOLD
                  ALL      [  ]           FROM ALL     [  ]
                NOMINEES                  NOMINEES


       [  ]                                            MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT [  ]
           -------------------------------------
           For all nominees except as writen above.

                                                       This proxy will not be voted unless it is dated and signed exactly as instructed below:

                                                       If shares are held by an individual, sign your name exactly as it appears on this card. If shares are held jointly, either party may sign, but the name of the party signing should conform exactly to the name shown on this proxy card. If shares are held by a corporation, partnership or similar account, the name and the capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example: "ABC Corp., John Doe, Treasurer."

                                                       Sign exactly as name appears hereon.


Signature:
(if held jointly)                          Date:                       Signature:                    Date:
                 -------------------------      ----------------------           ------------------       ---------------





                          STATEMENT OF DIFFERENCES
                          ------------------------

The dagger symbol shall be expressed as................................ 'D'
The double dagger symbol shall be expressed as......................... 'DD'
The service mark symbol shall be expressed as.......................... 'sm'
The section symbol shall be expressed as............................... 'SS'